UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Registrant is making a filing for 1 of its series: Wells Fargo Absolute Return Fund

Date of reporting period: April 30, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
April 30, 2021
Wells Fargo Absolute Return Fund

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The views expressed and any forward-looking statements are as of April 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Absolute Return Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Absolute Return Fund for the 12-month period that ended April 30, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 45.98%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 42.98%, while the MSCI EM Index (Net),3 had stronger performance, with a 48.71% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.27%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 6.71%, the Bloomberg Barclays Municipal Bond Index,6 returned 7.75%, and the ICE BofA U.S. High Yield Index,7 returned 20.10%.
The COVID-19 lockdown began over a year ago.
In May 2020, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing Managers’ Indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Absolute Return Fund

Letter to shareholders (unaudited)
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Absolute Return Fund  |  3

Letter to shareholders (unaudited)
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Absolute Return Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks a positive total return.
Manager	Wells Fargo Funds Management, LLC
Portfolio managers	Ben Inker, CFA®‡*, John Thorndike*

Average annual total returns (%) as of April 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WARAX)[3]	3-1-2012	6.62	2.58	2.56	13.16	3.81	3.17	1.50	1.50
Class C (WARCX)[4]	3-1-2012	11.66	3.10	2.42	12.66	3.10	2.42	2.25	2.25
Class R (WARHX)[5]	9-30-2015	–	–	–	14.17	3.83	3.14	1.75	1.75
Class R6 (WARRX)[6]	10-31-2014	–	–	–	13.62	4.28	3.58	1.07	1.07
Administrator Class (WARDX)[7]	3-1-2012	–	–	–	13.76	4.03	3.35	1.42	1.38
Institutional Class (WABIX)[8]	11-30-2012	–	–	–	13.57	4.18	3.53	1.17	1.14
MSCI ACWI Index (Net)[9]	–	–	–	–	45.75	13.85	9.17	–	–
Bloomberg Barclays U.S. TIPS 1-10 Year Index[10]	–	–	–	–	7.32	3.62	2.56	–	–
CPI [11]	–	–	–	–	4.16	2.22	1.73	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.81% in acquired fund fees and expenses and underlying GMO fees. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include the expenses of GMO Benchmark-Free Allocation Fund and other acquired fund fees and expenses.
[2]	The manager has contractually committed through August 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.71% for Class A, 1.46% for Class C, 0.96% for Class R, 0.28% for Class R6, 0.57% for Administrator Class, and 0.33% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any, including the expenses of GMO Benchmark-Free Allocation Fund), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception is based on the performance of the Class III shares of the GMO Benchmark-Free Allocation Fund. The inception date of the GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect the GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to the Class A shares at its inception. The ratio for the Class A shares was 1.66%.
[4]	Historical performance shown for the Class C shares prior to their inception is based on the performance of the Class III shares of the GMO Benchmark-Free Allocation Fund. The inception date of the GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect the GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to the Class C shares at its inception. The ratio for the Class C shares was 2.41%.
[5]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Class R share expenses. If these expenses had been included, returns for the Class R shares would be lower.
[6]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would have been higher.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
*	The Fund invests substantially all of its investable assets directly in GMO Benchmark-Free Allocation Fund, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker and Mr. Thorndike have been responsible for coordinating the portfolio management of GMO Benchmark-Free Allocation Fund since 2003 and 2019, respectively.

6  |  Wells Fargo Absolute Return Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of April 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI Index (Net), Bloomberg Barclays U.S. TIPS 1-10 Year Index, and the CPI. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[7]	Historical performance shown for the Administrator Class shares prior to their inception is based on the performance of the Class III shares of the GMO Benchmark-Free Allocation Fund. The inception date of the GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect the GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to the Administrator Class shares at its inception. The ratio for the Institutional Class shares was 1.50%.
[8]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.
[9]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[10]	The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 1-10 Year Index is an unmanaged index of U.S. Treasury securities with maturities of less than 10 years and more than 1 year. You cannot invest directly in an index.
[11]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Absolute return funds are not intended to outperform stocks and bonds in strong markets, and there is no guarantee of positive returns or that the Fund’s objectives will be achieved. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Borrowing money to purchase securities or to cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Alternative investments, such as commodities and merger arbitrage strategies, are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to asset-backed securities risk, non-diversification risk, geographic risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Absolute Return Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the MSCI ACWI Index (Net) but outperformed the Bloomberg Barclays U.S. TIPS 1–10 Year Index and the CPI for the 12-month period that ended April 30, 2021.
■	The Fund had other equity positions during the year, but they were held against broad market hedges that detracted from their contribution. While these long/short positions were net positive during the 12-month time frame, the short positions (the hedges) acted as a headwind.
■	Long positions in emerging equities throughout the year drove the majority of positive performance. The Fund also held a number of credit positions in the fixed-income portfolio that contributed positively to returns. The Fund held a large position in a collection of alternative strategies, some of which contributed to positive returns.
Massive rally fuels stock performance.
The year that ended April 30, 2021, started off strong for risk assets, despite the background of economic devastation wrought by COVID-19. While the world witnessed historic declines in economic activity, the prices of assets were behaving with complete confidence that, with enough government fiscal and monetary stimulus and a possible quick rollout of an effective vaccine, things would rebound. That mindset and optimistic outlook triggered a massive rally in the early part of the fiscal year, long before there was actually any good fundamental news. Essentially every flavor of risk asset performed well during the year. Global equities, represented by the MSCI ACWI Index (Net), rose 45.7%. U.S. stocks recorded gains of 46.0%, as measured by the S&P 500 Index1. Non-U.S. developed markets, as measured by the MSCI EAFE Index (Net)2, were up 39.9%, while emerging markets rallied by 48.7%, as measured by the MSCI EM Index (Net)3.
We made a number of portfolio allocation changes through the year. The first major change occurred in May, when we were concerned that the rapid rise in equities was assuming too positive an outcome and too much confidence in that scenario. Therefore, we instituted a hedge on a large portion of the equities we owned. Further, 2020 will go down in history as the largest outperformance of growth stocks over value stocks, despite being unjustified by fundamentals. As such, in late October, we allocated capital to a strategy called Equity Dislocation, which is an actively managed equity long/short strategy designed to monetize this valuation disparity.
Holdings (%) as of April 30, 2021[1]
GMO Implementation Fund	88.66
GMO Opportunistic Income Fund, Class VI	3.40
GMO SGM Major Markets Fund, Class VI	2.58
GMO Emerging Country Debt Fund, Class IV	2.43
[1]	Figures represent the investments of GMO Benchmark-Free Allocation Fund as a percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Emerging markets and credit portfolios contributed to performance.
Investments in emerging markets added the most to returns on an absolute basis. While our value bias held performance back a bit relative to growth, our emerging market equity portfolio was still up considerably. The combination of falling interest rates and the narrowing of credit spreads also meant that our credit portfolios delivered strong absolute performance. Alternative strategies as a group acted as a diversifier to traditional strategies and were also able to deliver positive absolute returns. Equity Dislocation was a notable driver of absolute returns.
Short futures positions taken a year ago detracted from performance.
The largest detractors on the year were the hedges we instituted in May 2020. These hedges, which were essentially short futures positions on broad market indexes such as the S&P 500 Index and the MSCI EAFE Index (Net), were put in place as we were concerned that the markets were rising too quickly, assuming with too much confidence that a positive outcome would result on both the economic and pandemic front. This hedge ended up costing the portfolio some performance.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

8  |  Wells Fargo Absolute Return Fund

Performance highlights (unaudited)
Portfolio composition as of April 30, 2021[1]
[1]	Figures represent the portfolio allocation of the GMO Benchmark-Free Allocation Fund. Portfolio composition is subject to change and may have changed since the date specified.
The Fund’s management team sees a mix of great risk and opportunity.
We see great risk and opportunity. The risk lies in the valuation of traditional asset classes, as equity valuations are extremely high by almost any metric, bond yields are low, and credit spreads are tight. We are in a global growth bubble, witnessing classic speculative behavior on the part of market participants. The opportunity, however, is also impressive in that the valuation disparity between growth and value stocks is the widest we’ve seen since the tech bubble of the late 1990s. Much of the portfolio is designed to benefit from the ultimate narrowing of that valuation gap. We hold a much-larger-than-normal allocation to alternative strategies given our concerns about traditional assets. We do own some equities long, but we are being judicious and selective, with a strong bias toward the value of those we own.

Wells Fargo Absolute Return Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2020 to April 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Wells Fargo Absolute Return Fund (excluding GMO Benchmark-Free Allocation Fund and its underlying fund expenses)	Beginning account value 11-1-2020	Ending account value 4-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,101.10	$3.65	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$1,096.83	$7.49	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.20	1.44%
Class R
Actual	$1,000.00	$1,099.15	$4.79	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61	0.92%
Class R6
Actual	$1,000.00	$1,102.40	$1.41	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.46	$1.35	0.27%
Administrator Class
Actual	$1,000.00	$1,100.76	$2.97	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Institutional Class
Actual	$1,000.00	$1,102.98	$1.72	0.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.16	$1.66	0.33%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Absolute Return Fund

Fund expenses (unaudited)
Wells Fargo Absolute Return Fund (including GMO Benchmark-Free Allocation Fund and its underlying fund expenses)	Beginning account value 11-1-2020	Ending account value 4-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
(Actual)	$1,000.00	$1,101.10	$ 8.34	1.60%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,016.86	$ 8.00	1.60%
Class C
(Actual)	$1,000.00	$1,096.83	$12.17	2.34%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,013.19	$11.68	2.34%
Class R
(Actual)	$1,000.00	$1,099.15	$ 9.47	1.82%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,015.77	$ 9.10	1.82%
Class R6
(Actual)	$1,000.00	$1,102.40	$ 6.10	1.17%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,018.99	$ 5.86	1.17%
Administrator Class
(Actual)	$1,000.00	$1,100.76	$ 7.66	1.47%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,017.50	$ 7.35	1.47%
Institutional Class
(Actual)	$1,000.00	$1,102.98	$ 6.41	1.23%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,018.70	$ 6.16	1.23%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Absolute Return Fund  |  11

Portfolio of investments—April 30, 2021

		Shares	Value
Investment companies: 97.11%
Multi-Asset Funds
GMO Benchmark-Free Allocation Fund Class MF ♠		62,904,602	$1,681,440,024
Total Investment companies (Cost $1,499,379,587)			1,681,440,024
Total investments in securities (Cost $1,499,379,587)	97.11%		1,681,440,024
Other assets and liabilities, net	2.89		50,046,236
Total net assets	100.00%		$1,731,486,260

♠	The issuer of the security is an affiliate of the Fund as defined in the Investment Company Act of 1940.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated investment companies	Net change in unrealized gains (losses) on affiliated investment companies	Value, end of period	% of net assets
Investment companies
Multi-Asset Funds
GMO Benchmark-Free Allocation Fund Class MF	$2,259,258,586	$97,238,967	$(858,846,669)	$22,319,406	$161,469,734	$1,681,440,024	97.11%

	Shares, end of period	Dividends from affiliated investment companies	Net realized gains on capital gain distributions from affiliated investment companies
Investment companies
Multi-Asset Funds
GMO Benchmark-Free Allocation Fund Class MF	62,904,602	$55,384,563	$13,993,903
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Absolute Return Fund

Statement of assets and liabilities—April 30, 2021

Assets
Investments in affiliated investment companies, at value (cost $1,499,379,587)	$ 1,681,440,024
Cash	48,588,418
Receivable for Fund shares sold	3,969,260
Receivable for investments sold	1,399,756
Prepaid expenses and other assets	12,085
Total assets	1,735,409,543
Liabilities
Payable for Fund shares redeemed	2,539,513
Management fee payable	831,680
Administration fees payable	231,332
Distribution fees payable	87,721
Trustees’ fees and expenses payable	1,867
Accrued expenses and other liabilities	231,170
Total liabilities	3,923,283
Total net assets	$1,731,486,260
Net assets consist of
Paid-in capital	$ 2,015,730,559
Total distributable loss	(284,244,299)
Total net assets	$1,731,486,260
Computation of net asset value and offering price per share
Net assets – Class A	$ 353,133,625
Shares outstanding – Class A1	31,905,796
Net asset value per share – Class A	$11.07
Maximum offering price per share – Class A2	$11.75
Net assets – Class C	$ 131,690,435
Shares outstanding – Class C1	12,081,847
Net asset value per share – Class C	$10.90
Net assets – Class R	$ 148,137
Shares outstanding – Class R1	12,984
Net asset value per share – Class R	$11.41
Net assets – Class R6	$ 17,332,080
Shares outstanding – Class R6[1]	1,561,154
Net asset value per share – Class R6	$11.10
Net assets – Administrator Class	$ 40,693,745
Shares outstanding – Administrator Class[1]	3,639,814
Net asset value per share – Administrator Class	$11.18
Net assets – Institutional Class	$ 1,188,488,238
Shares outstanding – Institutional Class[1]	107,094,588
Net asset value per share – Institutional Class	$11.10
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  13

Statement of operations—year ended April 30, 2021

Investment income
Dividends from affiliated investment companies	$ 55,384,563
Expenses
Management fee	4,224,100
Administration fees
Class A	671,105
Class C	399,977
Class R	162
Class R6	6,078
Administrator Class	62,916
Institutional Class	1,829,868
Shareholder servicing fees
Class A	797,631
Class C	474,634
Class R	192
Administrator Class	118,394
Distribution fees
Class C	1,422,858
Class R	145
Custody and accounting fees	23,054
Professional fees	37,472
Registration fees	98,751
Shareholder report expenses	120,770
Trustees’ fees and expenses	19,512
Other fees and expenses	57,645
Total expenses	10,365,264
Less: Fee waivers and/or expense reimbursements
Administrator Class	(16,985)
Institutional Class	(429,934)
Net expenses	9,918,345
Net investment income	45,466,218
Payment from affiliate	840,939
Realized and unrealized gains (losses) on investments
Net realized gains on
Affiliated investment companies	22,319,406
Capital gain distributions from affiliated investment companies	13,993,903
Net realized gains on investments	36,313,309
Net change in unrealized gains (losses) on investments	161,469,734
Net realized and unrealized gains (losses) on investments	197,783,043
Net increase in net assets resulting from operations	$244,090,200
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Absolute Return Fund

Statement of changes in net assets

	Year ended April 30, 2021		Year ended April 30, 2020
Operations
Net investment income		$ 45,466,218		$ 91,487,675
Payment from affiliate		840,939		0
Net realized gains on investments		36,313,309		14,359,603
Net change in unrealized gains (losses) on investments		161,469,734		(314,690,632)
Net increase (decrease) in net assets resulting from operations		244,090,200		(208,843,354)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(10,520,302)		(9,515,886)
Class C		(4,555,046)		(5,326,006)
Class R		(4,635)		0
Class R6		(664,227)		(902,716)
Administrator Class		(1,426,677)		(2,075,107)
Institutional Class		(43,198,445)		(71,689,413)
Total distributions to shareholders		(60,369,332)		(89,509,128)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	11,820,545	126,171,861	4,671,061	50,858,864
Class C	539,919	5,719,127	591,736	6,399,495
Class R	19,612	220,705	1,073	11,764
Class R6	191,804	2,049,670	1,034,300	11,116,006
Administrator Class	416,961	4,487,504	947,480	10,476,640
Institutional Class	21,087,448	223,635,756	25,838,753	281,518,141
		362,284,623		360,380,910
Reinvestment of distributions
Class A	841,654	8,871,030	765,410	8,641,478
Class C	425,622	4,430,727	407,464	4,539,140
Class R6	48,540	512,585	60,641	683,427
Administrator Class	129,752	1,380,557	174,757	1,980,001
Institutional Class	3,231,759	34,127,379	5,261,407	59,348,673
		49,322,278		75,192,719
Payment for shares redeemed
Class A	(10,187,273)	(107,936,942)	(13,226,374)	(140,904,801)
Class C	(14,448,329)	(150,591,212)	(13,728,996)	(145,764,194)
Class R	(9,225)	(103,350)	(22,063)	(241,798)
Class R6	(1,187,226)	(12,405,073)	(1,441,527)	(15,854,425)
Administrator Class	(2,900,787)	(30,662,202)	(5,579,018)	(60,101,012)
Institutional Class	(81,795,286)	(864,473,835)	(125,711,938)	(1,345,767,943)
		(1,166,172,614)		(1,708,634,173)
Net decrease in net assets resulting from capital share transactions		(754,565,713)		(1,273,060,544)
Total decrease in net assets		(570,844,845)		(1,571,413,026)
Net assets
Beginning of period		2,302,331,105		3,873,744,131
End of period		$ 1,731,486,260		$ 2,302,331,105
The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended April 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.11	$11.15	$11.40	$10.90	$10.25
Net investment income	0.22	0.29 [1]	0.27 [1]	0.19 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	1.09	(1.04)	(0.24)	0.51	0.65
Total from investment operations	1.31	(0.75)	0.03	0.70	0.73
Distributions to shareholders from
Net investment income	(0.35)	(0.29)	(0.28)	(0.20)	(0.08)
Net asset value, end of period	$11.07	$10.11	$11.15	$11.40	$10.90
Total return[2]	13.16%	(6.99)%	0.42%	6.45%	7.15%
Ratios to average net assets (annualized)
Gross expenses[3]	0.69%	0.69%	0.69%	0.68%	0.67%
Net expenses[3]	0.69%	0.69%	0.69%	0.68%	0.67%
Net investment income	2.33%	2.68%	2.43%	1.67%	0.78%
Supplemental data
Portfolio turnover rate	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$353,134	$297,590	$415,011	$516,085	$586,785

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Absolute Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended April 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.95	$10.96	$11.19	$10.70	$10.05
Net investment income	0.12 [1]	0.12	0.19 [1]	0.10 [1]	0.00 [1]
Payment from affiliate	0.05	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.08	(0.95)	(0.24)	0.50	0.65
Total from investment operations	1.25	(0.83)	(0.05)	0.60	0.65
Distributions to shareholders from
Net investment income	(0.30)	(0.18)	(0.18)	(0.11)	0.00
Net asset value, end of period	$10.90	$9.95	$10.96	$11.19	$10.70
Total return[2]	12.66% [3]	(7.73)%	(0.31)%	5.60%	6.47%
Ratios to average net assets (annualized)
Gross expenses[4]	1.44%	1.44%	1.44%	1.43%	1.42%
Net expenses[4]	1.44%	1.44%	1.44%	1.43%	1.42%
Net investment income	1.18%	1.71%	1.78%	0.88%	0.04%
Supplemental data
Portfolio turnover rate	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$131,690	$254,485	$419,656	$629,813	$765,561

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended April 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.53% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended April 30
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.33	$11.12	$11.37	$10.82	$10.22
Net investment income	0.18	0.12	0.27	0.12	0.13
Payment from affiliate	0.02	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.25	(0.91)	(0.26)	0.55	0.57
Total from investment operations	1.45	(0.79)	0.01	0.67	0.70
Distributions to shareholders from
Net investment income	(0.37)	0.00	(0.26)	(0.12)	(0.10)
Net asset value, end of period	$11.41	$10.33	$11.12	$11.37	$10.82
Total return	14.17% [1]	(7.10)%	0.21%	6.21%	6.91%
Ratios to average net assets (annualized)
Gross expenses[2]	0.88%	0.91%	0.85%	0.93%	0.93%
Net expenses[2]	0.88%	0.91%	0.85%	0.93%	0.93%
Net investment income	4.51%	0.21%	2.42%	0.85%	1.40%
Supplemental data
Portfolio turnover rate	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$148	$27	$262	$368	$756

[1]	During the year ended April 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.22% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[2]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Absolute Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended April 30
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.11	$11.15	$11.41	$10.91	$10.26
Net investment income	0.28	0.35	0.34	0.31 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	1.08	(1.05)	(0.27)	0.45	0.64
Total from investment operations	1.36	(0.70)	0.07	0.76	0.78
Distributions to shareholders from
Net investment income	(0.37)	(0.34)	(0.33)	(0.26)	(0.13)
Net asset value, end of period	$11.10	$10.11	$11.15	$11.41	$10.91
Total return	13.62%	(6.57)%	0.86%	6.97%	7.67%
Ratios to average net assets (annualized)
Gross expenses[2]	0.26%	0.26%	0.26%	0.25%	0.25%
Net expenses[2]	0.26%	0.26%	0.26%	0.25%	0.25%
Net investment income	2.63%	3.05%	2.64%	2.69%	1.37%
Supplemental data
Portfolio turnover rate	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$17,332	$25,363	$31,838	$46,753	$14,636

[1]	Calculated based upon average shares outstanding
[2]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended April 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.15	$11.18	$11.43	$10.92	$10.27
Net investment income	0.24 [1]	0.27 [1]	0.27 [1]	0.19 [1]	0.07 [1]
Payment from affiliate	0.06	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.08	(1.01)	(0.24)	0.53	0.68
Total from investment operations	1.38	(0.74)	0.03	0.72	0.75
Distributions to shareholders from
Net investment income	(0.35)	(0.29)	(0.28)	(0.21)	(0.10)
Net asset value, end of period	$11.18	$10.15	$11.18	$11.43	$10.92
Total return	13.76% [2]	(6.85)%	0.48%	6.62%	7.31%
Ratios to average net assets (annualized)
Gross expenses[3]	0.61%	0.61%	0.60%	0.60%	0.59%
Net expenses[3]	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	2.20%	2.42%	2.44%	1.70%	0.72%
Supplemental data
Portfolio turnover rate	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$40,694	$60,846	$116,871	$212,965	$287,532

[1]	Calculated based upon average shares outstanding
[2]	During the year ended April 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.62% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Absolute Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended April 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.11	$11.15	$11.41	$10.92	$10.27
Net investment income	0.26 [1]	0.33 [1]	0.31 [1]	0.24	0.14
Net realized and unrealized gains (losses) on investments	1.09	(1.04)	(0.25)	0.50	0.63
Total from investment operations	1.35	(0.71)	0.06	0.74	0.77
Distributions to shareholders from
Net investment income	(0.36)	(0.33)	(0.32)	(0.25)	(0.12)
Net asset value, end of period	$11.10	$10.11	$11.15	$11.41	$10.92
Total return	13.57%	(6.65)%	0.76%	6.78%	7.58%
Ratios to average net assets (annualized)
Gross expenses[2]	0.36%	0.36%	0.36%	0.35%	0.35%
Net expenses[2]	0.33%	0.33%	0.33%	0.33%	0.33%
Net investment income	2.43%	3.00%	2.82%	2.07%	1.19%
Supplemental data
Portfolio turnover rate	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$1,188,488	$1,664,020	$2,890,106	$4,189,647	$4,091,536

[1]	Calculated based upon average shares outstanding
[2]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  21

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Absolute Return Fund (the "Fund") which is a diversified series of the Trust.
The Fund invests all of its investable assets in the GMO Benchmark-Free Allocation Fund (the “Benchmark-Free Allocation Fund”), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Benchmark-Free Allocation Fund is a fund-of-funds and gains its investment exposures primarily by investing in GMO Implementation Fund. In addition, Benchmark-Free Allocation Fund may invest in other GMO Funds (together with GMO Implementation Fund, the “underlying GMO funds”), whether currently existing or created in the future. These underlying GMO funds may include, among others, GMO High Yield Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund, GMO Special Opportunities Fund, and the GMO Alternative Funds. GMO Implementation Fund is permitted to invest in any asset class and may engage in merger arbitrage. Benchmark-Free Allocation Fund also may invest directly in securities (including other underlying funds) and derivatives. As of April 30, 2021, the Fund owned 26% of Benchmark-Free Allocation Fund. Because the Fund invests all of its assets in Benchmark-Free Allocation Fund, the shareholders of the Fund bear the fees and expenses of Benchmark-Free Allocation Fund, which are not included in the Statement of Operations, but are incurred indirectly because they are considered in the calculation of the net asset value of Benchmark-Free Allocation Fund. As a result, the Fund’s actual expenses may be higher than those of other mutual funds that invest directly in securities. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on July 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
The Fund values its investment in Benchmark-Free Allocation Fund at net asset value. The valuation of investments in securities and the underlying funds held by Benchmark-Free Allocation Fund is discussed in the annual report of Benchmark-Free Allocation Fund, which is included in the mailing of this shareholder report. An unaudited Statement of Assets and Liabilities and an unaudited Schedule of Investments for Benchmark-Free Allocation Fund as of April 30, 2021 have also been included as Appendix I in this report for your reference.

22  |  Wells Fargo Absolute Return Fund

Notes to financial statements
Investment transactions and income recognition
Investment transactions in Benchmark-Free Allocation Fund are recorded on a trade date basis. Realized gains and losses resulting from investment transactions in Benchmark-Free Allocation Fund are determined on the identified cost basis.
Income dividends and capital gain distributions from Benchmark-Free Allocation Fund are recorded on the ex-dividend date. Capital gain distributions from Benchmark-Free Allocation Fund are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2021, the aggregate cost of all investments for federal income tax purposes was $1,558,663,735 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$122,776,289
Gross unrealized losses	0
Net unrealized gains	$122,776,289
As of April 30, 2021, the Fund had capital loss carryforwards which consisted of $2,201,947 in short-term capital losses and $451,124,837 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
At April 30, 2021, the Fund’s investment in Benchmark-Free Allocation Fund was measured at fair value using Level 1 inputs.
For the year ended April 30, 2021, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Absolute Return Fund  |  23

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.225%
Next $4 billion	0.200
Next $5 billion	0.175
Next $10 billion	0.165
Over $20 billion	0.160
For the year ended April 30, 2021, the management fee was equivalent to an annual rate of 0.21% of the Fund’s average daily net assets.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through August 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses (excluding expenses of Benchmark-Free Allocation Fund and acquired fund fees and expenses). Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

24  |  Wells Fargo Absolute Return Fund

Notes to financial statements
Expense ratio caps
Class A	0.71%
Class C	1.46
Class R	0.96
Class R6	0.28
Administrator Class	0.57
Institutional Class	0.33
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended April 30, 2021, Funds Distributor received $8,821 from the sale of Class A shares and $368 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended April 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Other transactions
On August 14, 2020, Class C, Class R, and Administrator Class of the Fund was reimbursed by Funds Management in the amount of $619,025, $288, and $221,626, repectively. The reimbursement was made in connection with resolving certain fee reimbursements.
5. INVESTMENT TRANSACTIONS
For the year ended April 30, 2021, the Fund made aggregate purchases and sales of $97,238,967 and $858,846,669, respectively, in its investment in Benchmark-Free Allocation Fund.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended April 30, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $60,369,332 and $89,509,128 of ordinary income for the years ended April 30, 2021 and April 30, 2020, respectively.
As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$46,306,196	$122,776,289	$(453,326,784)

Wells Fargo Absolute Return Fund  |  25

Notes to financial statements
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Wells Fargo Absolute Return Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Absolute Return Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
June 25, 2021

Wells Fargo Absolute Return Fund  |  27

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 4.24% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $42,816,998 of income dividends paid during the fiscal year ended April 30, 2021 has been designated as qualified dividend income (QDI).
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended April 30, 2021. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$4,023,068	$0.0176	43.57%
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Absolute Return Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Absolute Return Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Absolute Return Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Absolute Return Fund  |  31

Appendix I (unaudited)

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

April 30, 2021 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%

6,235,561	GMO Emerging Country Debt Fund, Class IV	161,625,733

449,864,859	GMO Implementation Fund	5,902,226,950

8,753,763	GMO Opportunistic Income Fund, Class VI	226,547,387

5,507,128	GMO SGM Major Markets Fund, Class VI	171,491,952

	TOTAL MUTUAL FUNDS (COST $6,471,345,834)	6,461,892,022

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

5,965,026	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01%(a)	5,965,026

	TOTAL SHORT-TERM INVESTMENTS (COST $5,965,026)	5,965,026

	TOTAL INVESTMENTS — 100.1% (Cost $6,477,310,860)	6,467,857,048

	Other Assets and Liabilities (net) — (0.1%)	(3,303,247)

	TOTAL NET ASSETS — 100.0%	$6,464,553,801

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of April 30, 2021.

32  |  Wells Fargo Absolute Return Fund

Appendix I (unaudited)

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — April 30, 2021 (Unaudited)

Assets:

Investments in affiliated issuers, at value(a)	$6,461,892,022

Investments in unaffiliated issuers, at value(b)	5,965,026

Receivable for Fund shares sold	6,294,695

Dividends and interest receivable	28

Receivable for expenses reimbursed and/or waived by GMO	307,062

Total assets	6,474,458,833

Liabilities:

Payable for investments purchased	3,381,141

Payable for Fund shares repurchased	2,121,243

Payable to affiliate for:

Management fee	3,464,113

Supplemental support fee – Class MF	139,792

Shareholder service fee	507,421

Payable to agents unaffiliated with GMO	2,237

Payable to Trustees and related expenses	46,141

Accrued expenses	242,944

Total liabilities	9,905,032

Net assets	$6,464,553,801

Net assets consist of:

Paid-in capital	$6,680,341,949

Distributable earnings (accumulated loss)	(215,788,148)

$6,464,553,801

Net assets attributable to:

Class III	$1,990,076,795

Class IV	$2,139,739,136

Class MF	$1,681,724,433

Class R6	$316,284,100

Class I	$336,729,337

Shares outstanding:

Class III	74,509,401

Class IV	80,119,762

Class MF	62,904,602

Class R6	11,850,037

Class I	12,618,184

Net asset value per share:

Class III	$26.71

Class IV	$26.71

Class MF	$26.73

Class R6	$26.69

Class I	$26.69

(a) Cost of investments – affiliated issuers:	$6,471,345,834

(b) Cost of investments – unaffiliated issuers:	$5,965,026

For further information regarding GMO Benchmark-Free Allocation Fund, please refer to its audited financial statements for the fiscal year ended February 28, 2021, which are available at: https://www.sec.gov/Archives/edgar/data/772129/000119312521144817/d30683dncsr.htm

Wells Fargo Absolute Return Fund  |  33

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0521-00316 06-21
A260/AR260 04-21

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2021	Fiscal year ended April 30, 2020
Audit fees	$24,250	$23,230
Audit-related fees	—	—
Tax fees (1)	4,440	4,340
All other fees	—	—

	$28,690	$27,570

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for one series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 25, 2021

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 25, 2021